UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2026

COMSTOCK INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-35200	65-0955118
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

117 American Flat Road, Virginia City, Nevada 89440
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (775) 847-5272

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.000666 per share	LODE	NYSE AMERICAN

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed in the Company's Current Report on Form 8-K filed on August 12, 2025, Comstock Inc. (the “Company”) entered into a Note Amendment Agreement, dated August 8, 2025 (the “First Amendment”), with Georges Trust (the “Noteholder”), amending certain terms of the Company’s promissory note with the Noteholder in the remaining principal amount of $4,290,000 and due April 15, 2026 (the “Note”).

Pursuant to the First Amendment, the Company issued 1,500,000 shares of the Company's common stock, par value $0.000666 per share, (the “LODE Shares”) to the Noteholder in August 2025. On November 21, 2025, the Company filed a registration statement on Form S-3, which was declared effective on December 10, 2025, registering the resale of such LODE Shares. The net cash proceeds from the Noteholder's sale of the LODE Shares are to be applied to satisfy the Company's obligations under the Note.  As of the date hereof, the value of the LODE Shares is more than the remaining principal amount of the Note.  To the extent the net cash proceeds from the sale of the LODE Shares exceed the total amounts payable under the Note, the Noteholder is required to return all such excess LODE Shares and cash, as applicable, to the Company.

On March 30, 2026, the Company and the Noteholder entered into a Second Note Amendment Agreement (the “Second Amendment”), pursuant to which the parties agreed to extend the date by which the Company is required to pay any remaining balance due under the Note from April 15, 2026, to July 15, 2026. All other terms of the Note and the First Amendment remain substantially unchanged.

The foregoing description of the Second Amendment is qualified in its entirety by reference to the full text of the Second Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Second Note Amendment Agreement, dated as of March 30, 2026, between the Company and Georges Trust

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMSTOCK INC.

Date: April 1, 2026	By:	/s/ Corrado De Gasperis
Corrado De Gasperis Chief Executive Officer